Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

31. SUBSEQUENT EVENTS

Change in warranty terms

In 2012, the Group changed its the standard warranty terms for PV modules sold beginning on January 1, 2012. The unlimited 5-year warranty against technical defects was extended to 12 years. In addition, the Group changed its limited 20 to 25-year warranty against declines in power generation capacity of more than 20% to a 25-year linear warranty under which it guaranteed no less than 97% of the nominal power generation capacity for the typical multicrystalline PV modules and 96% of the nominal power generation capacity for our typical monocrystalline PV modules in the first year and an annual output degradation of no more than 0.7% for both multicrystalline and monocrystalline PV modules thereafter. By the end of the 25th year, the actual power output shall be no less than 82% of the nominal power generation capacity.

Repurchase of convertible bonds

In January and February 2012, the Company repurchased a portion of its convertible bonds with principal amount of US$49,900,000.

Establishment of a subsidiary

On February 7, 2012, the Group established a wholly owned subsidiary, Hanwha Solar Canada Inc., with registered capital of 1,000 Canadian dollars. The entity is currently dormant and its principle activities will be the manufacturing, marketing and sales of PV products.

Modification of bank covenants

On March 1, 2012, the Group entered into an amendment agreement with Bank of China for the long-term loan agreement under which the Group had breached a covenant as of December 31, 2011 (Note 11) to modify the terms of the covenants.

Arbitration with LDK

On June 8, 2009, LDK, one of the Company's major silicon suppliers, submitted an arbitration request to the Shanghai Arbitration Commission alleging that the Company failed and continues to fail to perform under the terms of a multi-year framework supply agreement, seeking to enforce the Company's performance and claiming monetary relief. Deliveries of silicon under the agreement halted in early 2009 and have not recommenced. On July 9, 2009, the Company submitted an arbitration request to the Shanghai Arbitration Commission requesting that LDK refund the outstanding prepayments of RMB104,405,000 that the Company made under the contract, plus compensation of RMB35 million from LDK for estimated losses incurred as a result of the stoppage of deliveries under the framework supply agreement.

On March 23, 2012, Shanghai Arbitration Commission ruled that all requests filed by LDK were dismissed for the arbitration between SolarOne Qidong and LDK. Pursuant to the final ruling, LDK is to refund the deposit amount of RMB104,405,000 to the Company within 30 days from the date of the ruling, and the requests filed by the Company requesting compensation for estimated losses incurred by the Company of RMB35 million was dismissed as well. As of April 30, 2012, the Company had not received the repayment from LDK.

Long-term bank borrowing

On April 12, 2012, SolarOne HK entered into a 3-year bank facility agreement with the principal amount of US$180 million with a group of financial institutions. The borrowings under this agreement are guaranteed by Hanwha Chemical. The borrowings were drawn down on April 26, 2012.